Allstate Life Insurance Company of New York
                  Allstate Life of New York Separate Account A

                       Supplement, dated October 15, 2003
                                     to the
                          Prospectus, dated May 1, 2003
               for the Putnam Allstate Advisor Variable Annuities
                  (Advisor, Advisor Plus and Advisor Preferred)


This supplement amends the May 1, 2003 prospectus for the Putnam Allstate Advisor variable annuity contracts (each, a "Contract"), offered by Allstate Life Insurance Company of New York. Please keep this supplement for future reference together with your prospectus.

Effective January 1, 2004, the Retirement Income Guarantee Rider will no longer be offered. If you add a Retirement Income Guarantee Rider to your Contract prior to January 1, 2004, your Rider will not be affected. All references in the prospectus to the Retirement Income Guarantee Rider are updated accordingly.